Exhibit (10)(a)
                                                                 ---------------


                    ELEVENTH AMENDMENT TO AND LIMITED WAIVER
                             UNDER CREDIT AGREEMENT

                  THIS ELEVENTH AMENDMENT TO AND LIMITED WAIVER UNDER CREDIT AGREEMENT (this "Eleventh Amendment") is dated as of February 15, 2002, among GUILFORD MILLS, INC. (the "Borrower"), WACHOVIA BANK, N.A., as Administrative Agent (the "Administrative Agent"), FIRST UNION NATIONAL BANK, as Syndication Agent (the "Syndication Agent"), BANK ONE, N.A., as Documentation Agent (the "Documentation Agent") and the Banks which are signatories hereto (collectively, the "Banks").


                              W I T N E S S E T H :

         WHEREAS, the Borrower, the Administrative Agent, the Syndication Agent, the Documentation Agent and the Banks executed and delivered that certain $130,000,000 Credit Agreement dated as of May 26, 2000 among the Borrower, the Administrative Agent, the Syndication Agent, the Documentation Agent, and the Banks, as amended by First Amendment to Credit Agreement dated as of November 6, 2000, Second Amendment to and Waiver under Credit Agreement dated as of May 15, 2001, Third Amendment to Credit Agreement dated as of June 29, 2001, Fourth Amendment to Credit Agreement dated as of July 31, 2001, Fifth Amendment to Credit Agreement dated as of August 7, 2001, Sixth Amendment to Credit Agreement dated as of August 13, 2001, Seventh Amendment to and Limited Waiver Under Credit Agreement dated as of October 31, 2001 (the "Seventh Amendment"), Eighth Amendment to and Limited Waiver Under Credit Agreement dated as of December 17, 2001 (the "Eighth Amendment"), Ninth Amendment to and Limited Waiver Under Credit Agreement dated as of January 7, 2002 (the "Ninth Amendment") and Tenth Amendment to and Limited Waiver Under Credit Agreement dated as of January 18, 2002 (the "Tenth Amendment") (as so amended, the "Credit Agreement");

         WHEREAS, the Borrower has requested and the Administrative Agent and the Banks have agreed to certain amendments to the Credit Agreement, subject to the terms and conditions hereof;

         WHEREAS, pursuant to the terms of the Tenth Amendment, the Administrative Agent and the Banks agreed, among other things, to waive certain Events of Default, which waiver will expire on February 15, 2002, pursuant to the terms of the Tenth Amendment;

         WHEREAS, the Borrower has requested that the Administrative Agent and the Banks extend the waiver provided for in the Tenth Amendment, and the Administrative Agent and the Required Banks have agreed to such extension and waiver, subject to the terms and conditions hereof.

         NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged by the parties hereto, the Borrower, the Administrative

Agent, the Syndication Agent, the Documentation Agent and the Banks hereby covenant and agree as follows:

         1. Definitions. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.

         2. Amendment to Section 1.01. Section 1.01 of the Credit Agreement is hereby amended by amending the definitions of "Commitment Reduction Date" and "Reserved Asset Disposition Proceeds" by deleting the date "February 15, 2002" where such date appears therein and replacing such date with "March 29, 2002".

         3. Amendment to Section 2.08. Section 2.08 of the Credit Agreement is hereby amended by deleting the date "February 15, 2002" where such date appears in paragraph (b) thereof and replacing such date with "March 29, 2002".

         4. Amendment to Section 5.01. Section 5.01 of the Credit Agreement is hereby amended by deleting the date "February 15, 2002" where such date appears in paragraph (a) thereof and replacing such date with "March 29, 2002".

         5. Amendment to Section 5.30. Section 5.30 of the Credit Agreement is hereby amended by deleting the date "February 15, 2002" where such date appears therein and replacing such date with "March 29, 2002".

         6. Limited Waiver. The "Waiver Period," as defined in paragraph 9 of the Seventh Amendment and as extended by paragraph 6 of the Eighth Amendment, paragraph 6 of the Ninth Amendment and paragraph 6 of the Tenth Amendment, is hereby extended to and including March 29, 2002. In addition, the "Eighth Amendment Waiver Period," as defined in paragraph 6 of the Eighth Amendment and as extended by paragraph 6 of the Ninth Amendment and paragraph 6 of the Tenth Amendment, is hereby extended to and including March 29, 2002; provided that upon the expiration of the Waiver Period and the Eighth Amendment Waiver Period, the waivers provided for herein shall be immediately (without cure period or notice) and automatically terminated in their entirety and be of no force and effect as if the waivers had never been granted.

         7. Payment of Interest. The Borrower and the Banks hereby agree that all interest heretofore due and unpaid under the Credit Agreement, and that shall become due on or before March 29, 2002, shall be due and payable not later than 11:00 a.m. on March 29, 2002, and the grace period of five Business Days set forth in Section 6.01(a) of the Credit Agreement shall not be applicable to the payment required under this Section 7 and no grace period shall be afforded to the Borrower with respect thereto.

         8. Restatement of Representations and Warranties. The Borrower hereby restates and renews each and every representation and warranty heretofore made by it in the Credit Agreement and the other Loan Documents as fully as if made on the date hereof (but after giving effect to the amendments and limited waiver contained herein) and with specific reference to this Eleventh Amendment.

         9. Effect of Amendments and Waiver. Except as set forth expressly hereinabove, all terms of the Credit Agreement and the other Loan Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding and enforceable obligations of the Borrower.

         10. Reaffirmation; No Novation or Mutual Departure. The Borrower expressly acknowledges and agrees that: (i) there has not been, and this Eleventh Amendment does not constitute or establish, a novation with respect to the Credit Agreement or any of the Loan Documents and (ii) nothing in this Eleventh Amendment shall affect or limit the Administrative Agent's and the Banks' right to demand payment of liabilities owing from the Borrower to the Administrative Agent and the Banks under, or to demand strict performance of the terms, provisions and conditions of, the Credit Agreement and the other Loan Documents, to exercise any and all rights, powers and remedies under the Credit Agreement or the other Loan Documents or at law or in equity, or to do any and all of the foregoing, immediately at any time after the occurrence of a Default or an Event of Default which is not waived pursuant to the terms hereof, the Credit Agreement or the other Loan Documents.

         11. Ratification. Except as expressly contemplated or provided herein, the Borrower hereby restates, ratifies and reaffirms each and every term, covenant and condition set forth in the Credit Agreement and the other Loan Documents effective as of the date hereof.

         12. Counterparts. This Eleventh Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts and transmitted by facsimile to the other parties, each of which when so executed and delivered by facsimile shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

         13. Section References. Section titles and references used in this Eleventh Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

         14. No Default. To induce the Administrative Agent and the Required Banks to enter into this Eleventh Amendment, the Borrower hereby acknowledges and agrees that, as of the date hereof, and after giving effect to the terms hereof, there exists (i) no Default or Event of Default and (ii) no right of offset, defense, counterclaim, claim or objection in favor of the Borrower arising out of or with respect to any of the Loans or other obligations of the Borrower owed to the Administrative Agent or the Banks under the Credit Agreement.

         15. Further Assurances. The Borrower agrees to take such further actions as the Administrative Agent shall reasonably request in connection herewith to evidence the amendments and waivers herein contained.

         16. Governing Law. This Eleventh Amendment shall be governed by and construed and interpreted in accordance with, the laws of the State of New York.

         17. Conditions Precedent. This Eleventh Amendment shall become effective only upon: (i) execution and delivery (including by facsimile) of this Eleventh Amendment by the Borrower, the Administrative Agent and the Required Banks; (ii) execution and delivery (including by facsimile) of the Consent and Reaffirmation of Guarantors at the end hereof by the Guarantors; (iii) receipt by the Administrative Agent of a copy of a similar amendment executed and delivered by the Majority Senior Note Holders (as defined in the Intercreditor Agreement); (iv) execution and delivery (including by facsimile) by the Required Secured Parties of the Eleventh Amendment to Amended and Restated Intercreditor Agreement in substantially the form attached hereto as Annex 1, and of the Consent and Reaffirmation of the Company and the Guarantors at the end thereof by the Borrower and the Guarantors; and (v) payment of outstanding professionals' fees and expenses of the Administrative Agent and Collateral Agent.

                       [SIGNATURES CONTAINED ON NEXT PAGE]

IN WITNESS WHEREOF, the Borrower, the Administrative Agent, the Syndication Agent, the Documentation Agent and each of the Required Banks has caused this Eleventh Amendment to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.

                           GUILFORD MILLS, INC.,
                           as Borrower


                           By: /s/ John A. Emrich
                              ---------------------------------
                                    Title: President and CEO

                           WACHOVIA BANK, N.A.,
                           as Administrative Agent and as a Bank


                           By: /s/ Colleen McCullum By R. Toder w/permission
                              ----------------------------------------------
                                    Title:

                           FIRST UNION NATIONAL BANK,
                           as Syndication Agent and as a Bank


                           By: /s/ Colleen McCullum By R. Toder w/permission
                              ----------------------------------------------
                                    Title:

                           BANK ONE, N.A.,
                           as Documentation Agent and as a Bank


                           By: /s/ C. Dianne Wooley
                              ---------------------------------
                                    Title: First Vice President

                           BRANCH BANKING AND TRUST COMPANY, as a Bank


                           By: /s/ Richard C. F. Spencer
                              ----------------------------------
                                    Title: Senior Vice President

               CONSENT, REAFFIRMATION AND AGREEMENT OF GUARANTORS

Each of the undersigned (i) acknowledges receipt of the foregoing Eleventh Amendment to and Waiver under Credit Agreement (the " Eleventh Amendment"), (ii) consents to the execution and delivery of the Eleventh Amendment by the parties thereto, (iii) reaffirms all of its obligations and covenants under the Amended and Restated Guaranty dated as of November 6, 2000 (the "Guaranty") executed by it, (iv) agrees that none of such obligations and covenants shall be affected by the execution and delivery of the Eleventh Amendment, (v) acknowledges and agrees that there exists no right of offset, defense, counterclaim, claim or objection in favor of such Guarantor (as defined in that certain Credit Agreement dated as of May 26, 2000, as amended (the "Credit Agreement") among Guilford Mills, Inc., as borrower, Wachovia Bank, N.A., as administrative agent (the "Administrative Agent"), First Union National Bank, as syndication agent, Bank One, N.A., as documentation agent and the banks which are signatories thereto (the "Banks")) arising out of or with respect to any of the Loans (as defined in the Credit Agreement) or other obligations of such Guarantor owed to the Administrative Agent or the Banks under the Credit Agreement, the Guaranty or the other Loan Documents (as defined in the Credit Agreement), and (vi) agrees to take such further actions as the Administrative Agent shall reasonably require in connection with the Eleventh Amendment and to evidence the amendments and waivers therein contained. This Consent and Reaffirmation may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

                       GOLD MILLS, Inc., a Delaware corporation (SEAL) RASCHEL FASHION INTERKNITTING, LTD.,
                          a New York corporation                    (SEAL)
                       CURTAINS AND FABRICS, INC.,
                          a New York corporation                    (SEAL)
                        GFD FABRICS, INC.,
                          a North Carolina corporation              (SEAL)
                       GFD SERVICES, INC.,
                          a Delaware corporation                    (SEAL)
                       MEXICAN INDUSTRIES OF NORTH
                       CAROLINA, INC.,
                          a North Carolina corporation              (SEAL)
                       HOFMANN LACES, LTD.,
                          a New York corporation                    (SEAL)
                       ADVISORY RESEARCH SERVICES, INC.
                          a North Carolina corporation              (SEAL)
                       GUILFORD MILLS (MICHIGAN), INC.
                          a Michigan corporation                    (SEAL)
                       GUILFORD AIRMONT, INC.,
                          a North Carolina corporation              (SEAL)
                       GOLD MILLS FARMS, INC.,
                          a New York corporation                    (SEAL)
                       GMI COMPUTER SALES, INC.
                       a North Carolina corporation                 (SEAL)


                       By: John A. Emrich
                          ----------------------------------------
                             Title: President
                                   ----------------------------------------

                       TWIN RIVERS TEXTILE PRINTING AND FINISHING, a North Carolina general partnership

                       By: Advisory Research Services, Inc.
                           a General Partner


                       By: John A. Emrich
                          ----------------------------------------
                             Title: President
                                   ----------------------------------------

                                                                         ANNEX 1

       ELEVENTH AMENDMENT TO AMENDED AND RESTATED INTERCREDITOR AGREEMENT


         ELEVENTH AMENDMENT TO AMENDED AND RESTATED INTERCREDITOR AGREEMENT ("Eleventh Amendment"), dated as of February 15, 2002, among Wachovia Bank, N.A., in its capacity as collateral agent hereunder (the "Collateral Agent"), each of the Senior Note Holders specified on the signature pages hereof and each of the Banks specified on the signature pages hereof, in each case which has executed this Eleventh Amendment, together constituting the Required Secured Parties.

         WHEREAS, the Collateral Agent and the Senior Note Holders and Banks executed and delivered that certain Amended and Restated Intercreditor Agreement dated as of November 6, 2000, as amended by that First Amendment thereto dated as of May 15, 2001, that Second Amendment thereto dated as of June 29, 2001, that Third Amendment thereto dated as of August 7, 2001, that Fourth Amendment thereto dated as of August 13, 2001, that Fifth Amendment thereto dated as of October 1, 2001, that Sixth Amendment thereto dated as of October 31, 2001, that Seventh Amendment thereto dated as of December 17, 2001, that Eighth Amendment thereto dated as of January 7, 2002, that Ninth Amendment thereto dated as of January 18, 2002 and that Tenth Amendment thereto dated as of January 29, 2002 (as so amended, the "Intercreditor Agreement"; capitalized terms used herein without definition have the meanings given them or incorporated by reference in the Intercreditor Agreement);

         WHEREAS, certain amendments and waivers under each of the Credit Agreement and the Note Purchase Agreements (the "Related Amendments and Waivers") are being executed and delivered as of the date hereof (among other things, to extend from February 15, 2002 to March 29, 2002 the date upon which a mandatory commitment reduction is due under the Credit Agreement), and the parties desire to amend the Intercreditor Agreement to make it consistent with such amendments;

         NOW, THEREFORE, the parties hereto agree as follows:

         1. Amendment to Definitions. The definition of "Reserved Asset Disposition Proceeds" contained in the Intercreditor Agreement is hereby amended by deleting the date "February 15, 2002" where such date appears therein and replacing such date with "March 29, 2002".

         2. Conditions Precedent. This Eleventh Amendment shall be effective upon execution and delivery of a counterpart hereof by the Required Secured Parties and of the Consent and Reaffirmation of the Company and the Guarantors at the end hereof by the parties thereto.


                       [SIGNATURES CONTAINED ON NEXT PAGE]

                  IN WITNESS WHEREOF, the Required Secured Parties hereto have caused this Eleventh Amendment to be duly executed as of the day and year first above written.

                                 COLLATERAL AGENT:

                                 WACHOVIA BANK, N.A.



                                 By:
                                    -------------------------------------------
                                    Name:
                                    Title:

                                 BANKS:

                                 WACHOVIA BANK, N.A.



                                 By:
                                    -------------------------------------------
                                    Name:
                                    Title:

                                 FIRST UNION NATIONAL BANK


                                 By:
                                    -------------------------------------------
                                    Name:
                                    Title:

                                 BANK ONE, N.A.
                                 (Main Office Chicago)



                                 By:
                                    -------------------------------------------
                                    Name:
                                    Title:

                                 BRANCH BANKING AND TRUST COMPANY


                                 By:
                                    -------------------------------------------
                                    Name:
                                    Title:

                                 NOTEHOLDERS:

                                 THE PRUDENTIAL INSURANCE
                                    COMPANY OF AMERICA


                                 By:
                                    -------------------------------------------
                                    Name:
                                    Title:

                                 AMERICAN GENERAL ANNUITY
                                       INSURANCE COMPANY
                                 THE VARIABLE ANNUITY LIFE
                                       INSURANCE COMPANY



                                 By:
                                    -------------------------------------------
                                    Name:
                                    Title:

                                 MASSACHUSETTS MUTUAL LIFE
                                       INSURANCE COMPANY


                                 By: David L. Babson & Company Inc. as
                                       Investment Adviser


                                 By:
                                    -------------------------------------------
                                    Name:
                                    Title:

                                 C. M. LIFE INSURANCE COMPANY

                                 By:   David L. Babson & Company Inc. as
                                       Investment Sub-Adviser


                                 By:
                                    -------------------------------------------
                                    Name:
                                    Title:

           CONSENT AND REAFFIRMATION OF THE COMPANY AND THE GUARANTORS


         The undersigned, although not a party thereto, (i) consent to the execution and delivery of the Eleventh Amendment to Amended and Restated Intercreditor Agreement to which this Consent And Reaffirmation of the Company and the Guarantors is attached (the "Eleventh Amendment"), (ii) reaffirms all of its obligations and covenants under the Acknowledgment and Agreement at the end of the Intercreditor Agreement executed by it, and (iii) agrees that none of such obligations and covenants shall be affected by the execution and delivery of the Eleventh Amendment. This Consent and Reaffirmation of the Company and the Guarantors may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

         IN WITNESS WHEREOF, the party below has caused this Consent And Reaffirmation of the Company and the Guarantors to be duly executed as of the date first above written.

                                 GUILFORD MILLS, INC.


                                 By:
                                    -------------------------------------------
                                    Name:
                                    Title:


                                 CURTAINS AND FABRICS, INC.


                                 By:
                                    -------------------------------------------
                                    Name:
                                    Title:

                                 GOLD MILLS, INC.


                                 By:
                                    -------------------------------------------
                                    Name:
                                    Title:

                       RASCHEL FASHION INTERKNITTING, LTD.



                       By: ________________________________
                             Name:
                             Title:

                       GFD FABRICS, INC.,
                       a North Carolina corporation
                       GFD SERVICES, INC.,
                       a Delaware corporation

                       By:
                          --------------------------------
                             Title:
                                   -----------------------

                       MEXICAN INDUSTRIES OF NORTH
                       CAROLINA, INC. a North Carolina corporation (SEAL) HOFMANN LACES, LTD.,
                       a New York corporation                         (SEAL)
                       ADVISORY RESEARCH SERVICES, INC.
                       a North Carolina corporation                   (SEAL)
                       GUILFORD MILLS (MICHIGAN), INC.
                       a Michigan corporation                         (SEAL)
                       GUILFORD AIRMONT, INC.,
                       a North Carolina corporation                   (SEAL)
                       GOLD MILL FARMS, INC.,
                       a North Carolina corporation                   (SEAL)
                       GMI COMPUTER SALES, INC.
                       a North Carolina corporation                   (SEAL)

                       By:
                          --------------------------------
                             Title:
                                   -----------------------

                       TWIN RIVERS TEXTILE PRINTING AND FINISHING,
                       a North Carolina general partnership
                       By: Advisory Research Services, Inc.
                              a General Partner

                       By:
                          --------------------------------
                             Title:
                                   -----------------------






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